SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                         _______________


                            FORM 8-K/A

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 17, 1996


                      QUALITY SYSTEMS, INC.
       (Exact name of registrant as specified in charter)



     Delaware                   0-13801                95-2888568
(State or other jurisdiction    (Commission           (IRS Employer
 of incorporation)              File Number)        Identification No.)



  17822 E. 17th Street, Suite 210, Tustin, California   92680
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (714) 731-7171
                    Not Applicable
 (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On May 17, 1996, Quality Systems, Inc. ("QSI") acquired Clinitec International, Inc. ("Clinitec"), a Pennsylvania corporation, in a forward-triangular merger (the "Acquisition"). The Acquisition was achieved pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated May 16, 1996, by and among QSI, Clinitec, CII Acquisition Corporation ("Sub"), a California corporation and wholly-owned subsidiary of QSI, and certain principal shareholders of Clinitec (as indicated in the Merger Agreement). Pursuant to the Merger Agreement, Clinitec was merged with and into Sub, with Sub surviving as a wholly-owned subsidiary of QSI. In connection with the Acquisition, the shareholders of Clinitec (other than QSI) received an aggregate of 309,846 shares of QSI Common Stock and $4,896,000 in cash on a pro rata basis as set forth in the Merger Agreement. In determining the aggregate purchase price for Clinitec, QSI took into account the value of software companies of similar industry and size to Clinitec, comparable transactions, and the market for software companies generally.

          In May 1995, QSI acquired a 25% ownership interest in Clinitec, and with the completion of the Acquisition acquired the remaining 75% of Clinitec that it did not own. The shareholders' vote of Clinitec unanimously approved the Acquisition. In addition, Sheldon Razin, an officer, director and shareholder of QSI and a member of the Clinitec Board of Directors, abstained from the Clinitec Board's vote on the Acquisition.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          (a)  Financial Statements of Business Acquired.

               The annual audited financial statements of Clinitec International, Inc. ("Clinitec") prepared in accordance with Regulation S-B consisting of the balance sheet as of December 31, 1995 and the statements of operations, shareholders' equity and cash flows for the period from January 31, 1994 (inception) through December 31, 1994 and for the year ended December 31, 1995 together with the corresponding Independent Auditors' Report and Report of Independent Accountants are hereby incorporated by reference to the Registrant's Registation Statement on Form S-1, File No. 333-00161.

               The unaudited financial statements of Clinitec prepared in accordance with Regulation S-B consisting of the balance sheet as of March 31, 1996 and the statements of operations and cash flows for the three months ended March 31, 1996 and 1995 filed with this report are listed in the Index to Financial Statements on page F-1 of this report.

          (b)  Pro Forma Financial Information.

               The pro forma financial statements
               for the combined companies filed with
               this report are listed in the Index
               to Financial Statements on page F-1 of
               of this report.

          (c)  Exhibits


              *2     Agreement and Plan of Merger, dated May 16,
                     1996, by and among Quality Systems, Inc., CII Acquisition Corporation, Clinitec
                     International, Inc., and certain shareholders of Clinitec International, Inc. and certain exhibits.

               10.1 Employement Agreement dated May 16, 1996 by and between CII Acquisition Corporation and Patrick Cline.

              *99.1  Text of Press Release dated May 17, 1996.

 * Incorporated herein by reference to the Registrant's Current
   Report on Form 8-K dated May 17, 1996 and filed May 30, 1996.

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 21, 1996              QUALITY SYSTEMS, INC.


                                  /s/ Robert G. McGraw

                                   Robert G. McGraw
                                   Vice President,
                                   Chief Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)


                   Index to Financial Statements
                   To Current Report on Form 8-K/A



                                                                 Page
          (a)  Financial Statements of Business Acquired.         No.
                                                                 ----

                  Balance Sheet as of March 31, 1996              F-2

                  Statements of Operations for the Three
                     Months Ended March 31, 1996 and 1995         F-3

                  Statements of Cash Flows for the Three
                     Months Ended March 31, 1996 and 1995         F-4

                  Notes to Financial Statements -- March
                     31, 1996                                     F-5

          (b)  Pro Forma Financial Information.

                  Unaudited Pro Forma Consolidated
                     Balance Sheets as of March 31, 1996          F-6

                  Unaudited Pro Forma Consolidated
                     Statements of Operations for the
                     Year Ended March 31, 1996                    F-8

                  Unaudited Notes to Pro Forma Consolidated
                     Financial Statements -- March 31, 1996       F-9

                               F-1

                          CLINITEC INTERNATIONAL, INC.

                                 BALANCE SHEET

                                 March 31, 1996

                                 (in thousands)

                                  A S S E T S
                                                           1996
                                                         -------
        Current Assets:
          Cash and cash equivalents                      $   226
          Receivables, net of allowance of $25--
            Trade                                            556
            Affiliates                                        70
          Prepaid expenses and other current assets           79
                                                         -------
            Total current assets                             931
        Equipment and Furniture, net of accumulated
          depreciation of $47                                219
        Capitalized Software Costs, net of accumulated
          amortization of $88                                179
        Deferred Tax Asset, net                              128
        Other Assets                                          11
                                                         -------
            Total assets                                 $ 1,468
                                                         =======

                         LIABILITIES AND SHAREHOLDERS' EQUITY


        Current Liabilities:
          Accounts payable and accrued expenses          $   337
          Accrued payroll                                     58
          Deferred revenue                                    61
          Deferred tax liability                              29
                                                         -------
            Total current liabilities                        485
                                                         -------
        Deferred Tax Liability                                59
                                                         -------
        Commitments and Contingencies

        Shareholders' Equity:
           Convertible preferred stock, no par
             value; 1,000,000 shares authorized;
             359,382 shares issued and outstanding           985
           Common stock, no par value; 3,000,000
             shares authorized; 1,078,250 shares
             issued and outstanding                          941
           Accumulated deficit                            (1,002)
                                                         -------
            Total shareholders' equity                       924
                                                         -------
            Total liabilities and shareholders' equity   $ 1,468
                                                         =======

                       See Notes to Financial Statements.

                          CLINITEC INTERNATIONAL, INC.

                            STATEMENTS OF OPERATIONS

                                 (in thousands)

                                             Three Months Ended March 31,
                                             ----------------------------
                                                 1996           1995
                                             -------------  -------------
     REVENUES                                $       1,313  $         229

     COST OF SALES-HARDWARE                            588            108
                                             -------------  -------------
      Gross Profit                                     725            121
                                             -------------  -------------

     OPERATING EXPENSES:
      Payroll and Related Expenses                     455            167
      Selling, General and Administrative              223             97
      Research and Development                          92             10
                                             -------------  -------------
                                                       770            274
                                             -------------  -------------
      Loss from Operations                             (45)          (153)

     INTEREST INCOME                                     4              1
                                             -------------  -------------
     NET LOSS                                $         (41) $        (152)
                                             =============  =============



                       See Notes to Financial Statements.

                          CLINITEC INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                             Three Months Ended March 31,
                                             ----------------------------
                                                 1996           1995
                                             -------------  -------------
     Cash Flows from Operating
         Activities:
       Net loss                              $        (41)  $       (152)
       Adjustments to reconcile net
         loss to net cash used in
         operating activities:
         Depreciation and amortization                 34             12
         Common stock issued for services               -             38
         Changes in--
           Accounts receivable                       (255)           (55)
           Inventories                                128             19
           Other current assets                        10             (8)
           Accounts payable and accrued
            expenses                                  287             14
           Customer deposits                         (616)            56
           Deferred revenue                            26              -
           Other                                       (8)           (14)
                                             -------------  -------------
     Net Cash Used In Operating Activities           (435)           (90)
                                             -------------  -------------
     Cash Flows from Investing Activities:
        Additions to equipment and furniture          (57)           (12)
        Additions to capitalized software
          costs                                         -            (41)
                                             -------------  -------------
     Net Cash Used In Investing Activities            (57)           (53)
                                             -------------  -------------
     Cash Flows from Financing Activities:
       Proceeds from issuance of common
         stock                                          -              5
       Proceeds from issuance of note
         payable to shareholder                         -             50
                                             -------------  -------------
     Net Cash Provided By Financing
       Activities                                       -             55
                                             -------------  -------------

     Net Increase (Decrease) in Cash
         and Cash Equivalents                        (492)           (88)

     Cash and Cash Equivalents,
         beginning of period                          718            112
                                             -------------  -------------
     Cash and Cash Equivalents, end
         of period                           $        226   $         24
                                             =============  =============


                       See Notes to Financial Statements.


                                      F-4

                          CLINITEC INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 1996 (Unaudited)





     1. BASIS OF PRESENTATION

          The information set forth in these financial statements of Clinitec International, Inc. ("Clinitec") as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 is unaudited. The information reflects all adjustments consisting only of normal recurring entries that, in the opinion of management, are necessary to present fairly the financial position and results of operations of Clinitec for the periods indicated. The results of operations for interim periods are not necessarily indicative of the results of operations for the respective full fiscal year or for any future period.

          Certain information in footnote disclosures normally included in financial statements has been condensed or omitted, in accordance with the rules and regulations of the Securities and Exchange Commission.

          The information contained in these interim financial statements should be read in conjunction with the audited financial statements of Clinitec contained in the Registrant's Registration Statement on Form S-1, File No. 333-00161, incorporated herein by reference.

                             QUALITY SYSTEMS, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                        As of March 31, 1996 (Unaudited)
                                 (in thousands)


                                      QSI     CLINITEC   Pro
                                     As of     As of    Forma
                                    March 31, December Adjust-
                                      1996    31, 1995  ments     Pro Forma
                                    --------- -------- --------   ---------
                                                       (Note 2)


                                     ASSETS

     Current Assets:
     Cash and cash equivalents      $ 27,872  $   718   $(4,896) a $23,694
     Short-term investments            1,072        -         -      1,072
     Accounts receivable, net          4,751      371         -      5,122
     Inventories                         853      144         -        997
     Other current assets                135       73         -        208
                                    --------- -------- --------   ---------
         Total current assets         34,683    1,306    (4,896)    31,093

     Equipment and Improvements, net     572      173         -        745
     Capitalized Software Costs, net     599      202         -        801
     Investment in Clinitec
       International, Inc.               976        -    11,790  a       -
                                                             51  b
                                                        (11,852) c
                                                           (965) e
     Other Assets                        442      138       830  c   1,410
     Goodwill                              -        -     3,054  c   3,054
                                    --------- -------- --------   ---------
         Total assets               $ 37,272  $ 1,819  $ (1,988)  $ 37,103
                                    ========= ======== ========   =========





     See Notes to Pro Forma Consolidated Financial Statements.

                       QUALITY SYSTEMS, INC.
               PRO FORMA CONSOLIDATED BALANCE SHEETS (Continued)
                        As of March 31, 1996 (Unaudited)
                                 (in thousands)

                                      QSI     CLINITEC   Pro
                                     As of     As of    Forma
                                    March 31, December Adjust-
                                      1996    31, 1995  ments     Pro Forma
                                    --------- -------- --------   ---------
                                                       (Note 2)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

     Current Liabilities:
     Accounts payable                  1,706  $    50  $      -   $  1,756
     Deferred service revenue          1,031       35         -      1,066
     Estimated costs to complete
       system installations              402        -         -        402
     Customer deposits                     -      616         -        616
     Other current liabilities         1,348       94         -      1,442
                                    --------- -------- --------   ---------
         Total current liabilities     4,487      795         -      5,282
                                    --------- -------- --------   ---------
     Deferred Tax Liability               84       59       332  c     475
                                    --------- -------- --------   ---------
     Commitments And Contingencies

     Shareholders' Equity:
     Preferred stock                       -      985      (985) e       -
     Common stock                         56      941         3  a      59
                                                           (941) e
     Additional paid-in capital       27,148        -     6,891  a  34,039
     Unrealized loss on available-
       for-sale securities               (44)       -         -        (44)
     Retained earnings (deficit)       5,541     (961)   (8,300) c  (2,708)
                                                            961  e
                                                             51  b
                                    --------- -------- --------   ---------
         Total shareholders' equity   32,701      965    (2,320)    31,346
                                    --------- -------- --------   ---------
         Total liabilities and
           shareholders' equity     $ 37,272  $ 1,819  $ (1,988)  $ 37,103
                                    ========= ======== ========   =========




     See Notes to Pro Forma Consolidated Financial Statements.

                             QUALITY SYSTEMS, INC.
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Year ended March 31, 1996 (Unaudited)
                   (in thousands, except per shares amounts)



                                       QSI     CLINITEC
                                      Year       Year     Pro
                                      Ended     Ended    Forma
                                     March 31, December Adjust-
                                       1996    31, 1995  ments    Pro Forma
                                     --------- -------- --------  ---------
                                                        (Note 2)

     NET REVENUES:
      Sales of Computer Systems,
        Upgrades and Supplies        $  9,623  $ 1,493  $     -   $ 11,116
      Maintenance and Other Services    7,109        -        -      7,109
                                     --------- -------- --------  ---------
                                       16,732    1,493        -     18,225
     COST OF PRODUCTS AND SERVICES      7,929      449      277  d   8,655
                                     --------- -------- --------  ---------
      Gross Profit                      8,803    1,044     (277)     9,570

     SELLING, GENERAL AND
       ADMINISTRATIVE EXPENSES          3,897    1,399      305  d   5,601
     RESEARCH AND DEVELOPMENT COSTS     1,567      150        -      1,717
                                     --------- -------- --------  ---------
      Income (Loss) from Operations     3,339     (505)    (582)     2,252
     INVESTMENT INCOME                    533       17        -        550
     EQUITY IN LOSS OF CLINITEC
       INTERNATIONAL, INC.                (51)       -       51  b       -
                                     --------- -------- --------  ---------
     Income (Loss) before Income Tax
       Provision (Benefit)              3,821     (488)    (531)     2,802
     INCOME TAX PROVISION (BENEFIT)     1,528      (40)    (111) d   1,377
                                     --------- -------- --------  ---------
     NET INCOME (LOSS)               $  2,293  $  (448) $  (420)  $  1,425
                                     ========= ======== ========  =========


     NET INCOME PER SHARE             $0.48                         $0.28
                                      =====                         =====

     Weighted Average Shares
       Used in Calculation            4,788                         5,098
                                      =====                         =====



     See Notes to Pro Forma Consolidated Financial Statements.


                              QUALITY SYSTEMS, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1996
                                  (Unaudited)

     1. UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

          In May 1995, Quality Systems, Inc. ("QSI") acquired a 25% ownership interest in Clinitec International, Inc. ("Clinitec") through the purchase of 359,382 shares of Clinitec convertible preferred stock for $1.0 million in cash. On May 17, 1996, QSI acquired the remaining 75% of Clinitec by purchasing 100% of the outstanding shares of Clinitec common stock for $4.9 million in cash plus 309,846 shares of QSI Common Stock. For purposes of the acquisition, the shares were valued at $6.9 million, or $22.25 per share. The unaudited pro forma consolidated balance sheets and statements of operations give effect on a purchase accounting basis to the acquisition of Clinitec. The pro forma consolidated balance sheets as of March 31, 1996 have been prepared by consolidating the balance sheet of QSI as of March 31, 1996 with the balance sheet of Clinitec as of December 31, 1995. The pro forma consolidated statements of operations for the fiscal year ended March 31, 1996 are comprised of the results of QSI for the fiscal year ended March 31, 1996 and the results of Clinitec for the year ended December 31, 1995.

          The pro forma consolidated balance sheets as of March 31, 1996 assume that the acquisition occurred on March 31, 1996. The pro forma consolidated statements of operations for the fiscal year ended March 31, 1996 assume that the acquisition occurred on April 1, 1995. The pro forma consolidated balance sheets and statements of operations do not purport to represent the results of operations or financial position of the Company had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma adjustments are based on management's preliminary assumptions regarding purchase accounting adjustments. The actual allocation of the purchase price will be adjusted to the extent that actual amounts differ from management's estimates in accordance with FAS No. 38, "Accounting for Preacquisition Contingencies of Purchased Enterprises."

          The pro forma consolidated financial information is based upon certain assumptions and adjustments described in the notes to the pro forma consolidated financial statements. The pro forma consolidated financial information should be read in conjunction with the historical financial statements, and related notes, of QSI contained in QSI's Annual Report on Form 10-KSB for the year ended March 31, 1996 and of Clinitec contained in QSI's Registration Statement on Form S-1, File No. 333-00161.

     2. PRO FORMA ADJUSTMENTS

          The following items describe the pro forma adjustments made to reflect the acquisition of Clinitec:

          a) To reflect the acquisition of 100% of the outstanding shares of Clinitec common stock for $4.9 million in cash and $6.9 million in QSI Common Stock.

                              QUALITY SYSTEMS, INC.
        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                 March 31, 1996
                                  (Unaudited)

          b) To reverse QSI's portion of Clinitec's net loss initially recorded using the equity accounting method due to the pro forma change to the consolidation method.

          c) To record purchase accounting adjustments resulting from the acquisition of Clinitec based on an appraisal of the fair value of the net assets of Clinitec as follows:


             QSI's investment, including $1.0 million for QSI's
               original 25% investment .......................... $12,817
             Clinitec's net assets ..............................     965
                                                                  -------
             Excess of purchase price over net assets ........... $11,852
                                                                  =======
             Allocated to:
             In-process research and development ................ $ 8,300
             Intangible assets relating to existing technology
               of $830, net of $332 tax liability ...............     498
             Goodwill ...........................................   3,054
                                                                  -------
                                                                  $11,852
                                                                  =======

          d) To record amortization of and the corresponding tax benefit related to the existing purchased technology and goodwill based on the straight line method over three year and ten year useful lives, respectively.

          e) To eliminate Clinitec's equity accounts and QSI's investment account.

          f) In accordance with FASB Interpretation No. 4, the Company is required to write-off the $8.3 million in-process research and development acquired in the acquisition. This write-off will be reflected in the quarter ending June 30, 1996 and has not been reflected in the Pro Forma Consolidated Statements of Operations because it is a one-time non-recurring charge, but the write-off is reflected in the Pro Forma Consolidated Balance Sheets.


     3. PRO FORMA WEIGHTED AVERAGE SHARES OUTSTANDING

          Pro forma weighted average shares outstanding after the acquisition of Clinitec assumes as outstanding the 309,846 new shares issued by QSI to fund the $6.9 million portion of the purchase price paid with QSI Common Stock, valuing each QSI share at $22.25.

                        Index to Exhibit
                 To Current Report on Form 8-K/A


     Exhibit                                              Page
     Number       Description                             Number
     -------      ------------------------------------    ------

     10.1         Employment agreement dated              E-2
                  May 16, 1996 by and between CII
                  Acquisition Corporation and
                  Patrick Cline.